Filed pursuant to Rule 497(a)

Registration No. 333-265509

Rule 482ad

Golub Capital BDC, Inc. Prices Public Offering of $450 Million 7.050% Notes Due 2028

NEW YORK, NY, November 30, 2023 – Golub Capital BDC, Inc. (the “Company,” “we,” “us” or “our”), a business development company (Nasdaq: GBDC), announced that it has priced an underwritten public offering of $450 million in aggregate principal amount of 7.050% notes due 2028. The notes will mature on December 5, 2028 and may be redeemed in whole or in part at the Company’s option at any time prior to November 5, 2028, at par plus a “make-whole” premium, and thereafter at par.

SMBC Nikko Securities America, Inc., J.P. Morgan Securities LLC, Wells Fargo Securities, LLC, Goldman Sachs & Co. LLC, Morgan Stanley & Co. LLC, MUFG Securities Americas Inc., Regions Securities LLC, Santander US Capital Markets LLC and SG Americas Securities, LLC are acting as joint book-running managers for this offering. Capital One Securities, Inc., CIBC World Markets Corp., Comerica Securities, Inc. and WauBank Securities LLC are acting as co-managers for the offering. The offering is expected to close on December 5, 2023, subject to customary closing conditions.

The Company expects to use the net proceeds of this offering to repay outstanding indebtedness. The indebtedness the Company expects to repay with the net proceeds of this offering includes amounts outstanding under the senior secured revolving credit facility with JPMorgan Chase Bank, N.A. (the “JPM Credit Facility”). However, the Company may re-borrow under the JPM Credit Facility for general corporate purposes, which includes investing in portfolio companies in accordance with the Company’s investment strategy.

Investors are advised to carefully consider the investment objectives, risks, charges and expenses of the Company before investing. The preliminary prospectus supplement dated November 30, 2023 and the accompanying prospectus dated June 9, 2022, each of which have been filed with the Securities and Exchange Commission (the “SEC”), contain this and other information about the Company and should be read carefully before investing.

The pricing term sheet, the preliminary prospectus supplement, the accompanying prospectus and this press release are not offers to sell any securities of the Company and are not soliciting an offer to buy the notes in any jurisdiction where such offer and sale is not permitted.

The offering may be made only by means of a preliminary prospectus supplement and an accompanying prospectus. Copies of the preliminary prospectus supplement and the accompanying prospectus may be obtained by calling SMBC Nikko Securities America, Inc. at 1-888-868-6856, J.P. Morgan Securities LLC at 212-834-4533 or Wells Fargo Securities, LLC at 1-800-645- 3751.

ABOUT GOLUB CAPITAL BDC, INC.

The Company is an externally-managed, non-diversified closed-end management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, as amended. The Company invests primarily in one stop and other senior secured loans of U.S. middle-market companies that are often sponsored by private equity investors. The Company’s investment activities are managed by its investment adviser, GC Advisors LLC, an affiliate of the Golub Capital group of companies (“Golub Capital”).

ABOUT GOLUB CAPITAL

Golub Capital is a market-leading, award-winning direct lender and credit asset manager. The firm specializes in delivering reliable, creative and compelling financing solutions to companies backed by private equity sponsors. Golub Capital’s sponsor finance expertise also forms the foundation of its Broadly Syndicated Loan and Credit Opportunities investment programs. Golub Capital nurtures long-term, win-win partnerships that inspire repeat business from its private equity sponsor clients and investors.

As of October 1, 2023, Golub Capital had over 850 employees and over $60 billion of capital under management, a gross measure of invested capital including leverage. The firm has lending offices in New York, Chicago, Miami, San Francisco and London.

Forward-Looking Statements

Some of the statements in this press release constitute forward-looking statements because they relate to future events or our future performance or financial condition. The forward-looking statements may include statements as to the Company’s notes offering, the expected net proceeds from the offering, and the anticipated use of the net proceeds of the offering. In addition, words such as “anticipate,” “believe,” “expect,” “seek,” “plan,” “should,” “estimate,” “project” and “intend” indicate forward-looking statements, although not all forward-looking statements include these words. The forward-looking statements contained in this press release involve risks and uncertainties. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in “Risk Factors” and elsewhere in our annual report on Form 10-K and our other filings with the SEC. Other factors that could cause actual results to differ materially include: changes in the economy, financial and lending markets and geopolitical environment; changes in the markets in which we invest; changes in the interest rate environment and its impact on our business and our portfolio companies; the impact off elevated levels of inflation and its impact on our portfolio companies and the industries in which we invest; future changes in laws or regulations (including the interpretation of these laws and regulations by regulatory authorities) and conditions in our operating areas, particularly with respect to business development companies or regulated investment companies; and other considerations that may be disclosed from time to time in our publicly disseminated documents and filings.

We have based the forward-looking statements included in this press release on information available to us on the date of this press release, and we assume no obligation to update any such forward-looking statements. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

Investor Contact:

Christopher Ericson

312-212-4036

cericson@golubcapital.com

Source: Golub Capital BDC, Inc.